Foreign Operations	12 Months Ended
Dec. 31, 2012
Notes
Foreign Operations

NOTE 8:   FOREIGN OPERATIONS

As noted above, the Company was incorporated in Canada.  Additionally, the Company operates primarily in Australia where most of its properties are presently located.  Substantially all operating revenues reported by the Company during 2012, 2011 and 2010 were received from Australian oil and gas royalty interests. Depletion expense and Australian income taxes reported by the Company during 2012, 2011 and 2010 are also related to the revenue received from the Australian royalties.  Australian revenues were $90,353, $125,262 and $77,652 in 2012, 2011 and 2010.  Essentially all of the Company’s administrative costs are incurred in the United States. Leasing operating expenses and taxes have been incurred in the U.S. and taxes have been paid to Australia.